Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the
Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.9

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT TO LICENSE AGREEMENT (hereinafter referred to as "FIRST Amendment") is made and entered into this 2nd day of June, 2004 (hereinafter the "Effective Date") by and between:

Emory University, a non-profit Georgia corporation with offices located at Office of Technology Transfer, North Decatur Bldg., Suite 130, 1784 N. Decatur Road, Atlanta, Georgia 30322 (hereinafter referred to as "EMORY");

AND

Cougar Biotechnology, Inc., a for-profit Delaware corporation with offices at 10940 Wilshire Blvd., Suite 600, Los Angeles, California 90024 USA (hereinafter referred to as "CBT").

RECITALS:

WHEREAS, EMORY and CBT entered into a License Agreement, dated the 23rd day of February, 2004, for inventions which are owned by EMORY (hereinafter referred to as "License Agreement") and incorporated herein by reference; and

WHEREAS, the parties have agreed to modify the terms of the License Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree to the statements and representations made above and do hereby mutually agree to amend the License Agreement as follows:

1. The second (2nd) WHEREAS under WITNESSETH, which reads as:

WHEREAS, Drs. Harish Joshi, Judith Kapp, Yong Ke, Fuqiang Liu, David Archer, Cheryl Armstrong, Jaren Landen and Keqiang Ye are employees of EMORY and are named as inventors on Emory invention disclosures: (i) no. 97012, titled: "The Antitissue Drug Noscapine is a Tubulin Binding Anti-Tumor Drug", (ii) no. 98056, titled: "Use of the Anti-Cancer Agent, Noscapine, as an Immunological Adjuvant for Tumor Therapy", (iii) no. 01028, titled: "Noscapine and Noscapine Derivatives, Useful as Anticancer Agents", and (iv) no. 02040, titled: "Delivery Systems and Methods for Nocapine and Noscapine Derivatives, Useful as Anticancer Agents", which are the subject of those issued patents and pending patent applications listed in Appendix "A" herein (hereinafter "Inventions");

is hereby amended and shall read as:

WHEREAS, Drs. Harish Joshi, Judith Kapp, Yong Ke, Fuqiang Liu, David Archer, Cheryl Armstrong, Jaren Landen and Keqiang Ye are employees of EMORY and are named as inventors on Emory invention disclosures: (i) no. 97012, titled: "The Antitissue Drug Noscapine is a Tubulin Binding Anti-Tumor Drug"; (ii) no. 98056, titled: "Use of the Anticancer Agent, Noscapine, as an Immunological Adjuvant for Tumor Therapy"; (iii) no. 01028, titled: "Noscapine and Noscapine Derivatives, Useful as Anticancer Agents"; (iv) no. 02040, titled: "Delivery Systems and Methods for Nocapine and Noscapine Derivatives, Useful as Anticancer Agents"; and (v) no. 04053, titled: "Novel Alkaloids for Cancer Therapy", which are the subject of those issued patents and pending patent applications listed in Appendix "A" herein (hereinafter "Inventions");

2. Appendix A, which reads as:

LICENSED PATENTS

Licensed Patents shall include, but not be limited to, the following issued patents and pending patent applications:

1.	United States Patent No.: 6,376,516, titled: "Noscapine Derivatives, Useful as Anticancer Agents";
2.	International Patent Application No.: PCT/US98/14979, titled: "Noscapine Derivatives, Useful as Anticancer Agents";
3.	United States Patent Application No.: 09/558,042, titled: "Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof';
4.	United States Patent Application No.: 10/288,442, titled: “Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof”;
5.	International Patent Application No.: PCT/US00/11082, titled: "Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof';
6.	Canadian Patent Application No.: 2,370,643, titled: “Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof';
7.	European Patent Application No.: 00928370.6, titled: “Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof'; and
8.	United States Patent No.: 6,673,814, titled: "Delivery Systems and Methods for Noscapine and Noscapine Derivatives, Useful as Anticancer Agents".

is hereby amended and shall read as:

LICENSED PATENTS

Licensed Patents shall include, but not be limited to, the following issued patents and pending patent applications:

A. Licensed Patents Group I.

1.	United States Patent No.: 6,376,516, titled: "Noscapine Derivatives, Useful as Anticancer Agents";
2.	International Patent Application No.: PCT/US98/14979, titled: "Noscapine Derivatives, Useful as Anticancer Agents";
3.	United States Patent Application No.: 09/558,042, titled: "Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof';
4.	United States Patent Application No.: 10/288,442, titled: "Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof';

5.	International Patent Application No.: PCT/US00/11082, titled: "Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof';
6.	Canadian Patent Application No.: 2,370,643, titled: "Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof';
7.	European Patent Application No.: 00928370.6, titled: "Noscapine Derivatives as Adjuvant Compositions and Methods of Use Thereof'; and
8.	United States Patent No.: 6,673,814, titled: "Delivery Systems and Methods for Noscapine and Noscapine Derivatives, Useful as Anticancer Agents"; and

B. Licensed Patents Group II.

1. United States Patent Application No.: 60/557,266, titled: "Novel Alkaloids for Cancer Therapy".

3. Paragraph 3.3.1, which reads as:

3.3.1 CBT, its Affiliates or its sublicensee shall pay EMORY a milestone payment (the "Milestone Payment") in the amount specified below no later than thirty (30) days after the occurrence of the corresponding event designated below for the First Licensed Product:

Event		Milestone Payment

(i)	The date of commencement of the first Phase I trial by CBT, its Affiliates, or sublicensees for the First Licensed Product	$[***]

(ii)	The date of commencement of the first Phase III Clinical Trial for the First Licensed Product	$[***]

(iii)	The date of Regulatory Approval or Authorization of the First Licensed Product.	$[***]

(iv)	The date of Regulatory Approval or Authorization of the First Licensed Product or Consecutive Licensed Product in an additional new indication (limit 3 )	$[***] for each new approval (limit 3)

Should the First Licensed Product be abandoned by CBT, its Affiliate or sublicensee for any reason following the filing of an IND or its equivalent in a Major Market and prior to the First Commercial Sale and should another Licensed Product commence Phase III Clinical Trials, then such Licensed Product shall become the replacement First Licensed Product and CBT, its Affiliate or sublicensee shall resume the Milestone Payments, starting at the event subsequent to the event for which a Milestone Payment had already been paid. No Milestone Payment shall be paid more than once for the First Licensed Product.

is hereby amended and shall read as:

3.3.1 CBT, its Affiliates or its sublicensee shall pay EMORY a milestone payment (the "Milestone Payment") in the amount specified below no later than thirty (30) days after the occurrence of the corresponding event designated below for the First Licensed Product from

Licensed Patents Group I and for the First Licensed Product from Licensed Patents Group II of Appendix A.

Event		Milestone Payment

(i)	The date of commencement of the first Phase I trial by CBT, its Affiliates, or sublicensees for the First Licensed Product	$[***]

(ii)	The date of commencement of the first Phase III Clinical Trial for the First Licensed Product	$[***]

(iii)	The date of Regulatory Approval or Authorization of the First Licensed Product.	$[***]

(iv)	The date of Regulatory Approval or Authorization of the First Licensed Product or Consecutive Licensed Product in an additional new indication (limit 3 )	$[***] for each new approval (limit 3)

Should the First Licensed Product of Licensed Patent Group I or of Licensed Patents Group II be abandoned by CBT, its Affiliate or sublicensee for any reason following the filing of an IND or its equivalent in a Major Market and prior to the First Commercial Sale and should another Licensed Product of the same Licensed Patents Group commence Phase III Clinical Trials, then such Licensed Product shall become the replacement First Licensed Product for that Licensed Patents Group and CBT, its Affiliate or sublicensee shall resume the Milestone Payments, starting at the event subsequent to the event for which a Milestone Payment had already been paid. No Milestone Payment shall be paid more than once for the First Licensed Product of Licensed Patents Group I or for the First Licensed Product of Licensed Patent Group II.

4. That part of Paragraph 3.6, which reads as:

3.6 Research Agreement. CBT and EMORY agree to enter into and execute a Research Agreement with a term of 2 year(s), within ninety (90) days of the last date of signing below, regarding work by the Inventors, led by Dr. Judith Kapp, in accordance with a mutually agreed upon project plan. Such Research Agreement shall be consistent with the terms of this Agreement, including but not limited to, terms of this Section 3.6 and shall be in the form attached to this License Agreement as Appendix "C". Such Research Agreement shall require CBT to commit Seventy-Five Thousand Dollars ($75,000) of direct research funds plus fifty-two percent (52%) for EMORY's benefits and overhead in the amount Thirty Nine Thousand Dollars ($39,000) in unrestricted indirect funding to EMORY.

is hereby amended and shall read as:

3.6 Research Agreement. CBT and EMORY agree to enter into and execute a Research Agreement with a term of 2 year(s), within ninety (90) days of the last date of signing below, regarding work by the Inventors, led by Dr. Harish Joshi, in accordance with a mutually agreed upon project plan. Such Research Agreement shall be consistent with the terms of this Agreement, including but not limited to, terms of this Section 3.6 and shall be in the form attached to this License Agreement as Appendix "C". Such Research Agreement shall require CBT to commit Seventy-Five Thousand Dollars ($75,000) of direct research funds plus fifty-two percent (52%) for EMORY's benefits and overhead in the amount Thirty Nine Thousand Dollars ($39,000) in unrestricted indirect funding to EMORY.

5. Except as amended by this FIRST Amendment, all of the terms and conditions of the License Agreement, as originally drafted, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this FIRST Amendment to the License Agreement to be executed by their duly authorized officers on the day and year first written above.

EMORY UNIVERSITY	COUGAR BIOTECHNOLOGY, INC.

/s/ Todd T. Sherer	/s/ Alan H. Auerbach
Name: Todd T. Sherer, Ph.D. Title: Assistant Vice President and Director Office of Technology Transfer	Name: Alan H. Auerbach Title: Chief Executive Officer

Date:	Date: